SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D. C.  20549

                                FORM 8-K


                             CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


               April 1, 1999
-----------------------------------------------
Date of Report (Date of earliest event reported)



                              PEOPLES BANCORP INC.
              -----------------------------------------------------
              (Exact name of Registrant as specified in its charter)



                                  0-16772
                          ----------------------
                          Commission File Number


                   Ohio                                   31-0987416
------------------------------------------             ----------------
(State or other jurisdiction of incorporation)         (I.R.S. Employer
                                                    Identification Number)

           138 Putnam Street
             P.O. Box 738,
            Marietta, Ohio                                  45750
---------------------------------------                   ----------
(Address of principal executive offices)                  (Zip Code)



          Registrant's telephone number, including area code:
                             (614) 373-3155


                              Not applicable
    -------------------------------------------------------------
    (Former name or former address, if changed since last report)






Item 1.  Changes in Control of Registrant
	Not applicable.

Item 2.  Acquisition or Disposition of Assets
	Not applicable.

Item 3.  Bankruptcy or Receivership
	Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
	Not applicable.

Item 5.  Other Events
	On April 1, 1999, one of Peoples Bancorp Inc.'s subsidiaries,
        The Peoples Banking and Trust Company, opened its newest banking facility. The sales center is located within a recently constructed Wal-Mart superstore in New Martinsville, West Virginia. The opening of this banking center is described in the news release issued on April 1, 1999, which is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
	Not applicable.

Item 7.  Financial Statements and Exhibits
	(a) Non required
	(b) Non required
        (c) Exhibits.

            EXHIBIT NUMBER         DESCRIPTION
            --------------         ---------------------------------
                  99               News Release issued April 1, 1999

Item 8.  Change in Fiscal Year
	Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
	Not applicable.


                                SIGNATURES
                                ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  April 1, 1999                    PEOPLES BANCORP INC.
                                        Registrant



                               By: /s/  ROBERT E. EVANS
                                        Robert E. Evans
                                        President and Chief Executive Officer




                                INDEX TO EXHIBITS
                                -----------------

    Exhibit
    Number                Description                           Page
--------------------      ---------------------------------   --------

          99              News Release issued April 1, 1999      *



*Filed herewith